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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                           --------------------------
                                 CURRENT REPORT
                        PURSUANT TO SECTIONS 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 26, 1998
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                                EVOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


                           DELAWARE 0-27788 22-3420712
                            (State of Incorporation)
          (Commission File Number) (I.R.S. Employer Identification No.)


                266 Harristown Road, Glen Rock, New Jersey 07452
              (Address of principal executive offices and zip code)


                                (201) 493 - 9595
              (Registrant's telephone number, including area code)







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Item 3. Other Events

     On January 5, 1998 the company voluntarily filed for protection from its creditors under Chapter 7 of the United States Bankruptcy Court in the District of New Jersey.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     EVOLUTIONS, INC.


                                                     By: /s/ Michael Nafash
                                                     Michael Nafash, President


Date: February 26, 1998









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